UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 31, 2005
                               -------------------
                Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       333-45241               22-3542636
         --------                       ---------               ----------
(State or other jurisdiction           (Commission             (IRS Employer
       of Registrant)                  File Number)          Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
                 ----------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                                 --------------
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the  Exchange Act  (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL AGREEMENT

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

On December 31, 2005, in the private placement initially reported in Registrant's Current Report on Form 8-K for December 14, 2005, holders of the Registrant's outstanding Common Stock Purchase Warrants expiring December 31, 2005 (the "SHORT TERM WARRANTS") and of outstanding Common Stock Purchase Warrants expiring December 31, 2010 (the "LONG TERM WARRANTS" and together with the Short Term Warrants, the "EXISTING WARRANTS"), acquired 68,732 shares of Common Stock upon exercise of the Existing Warrants for cash aggregating $117,031.84 and received five-year Replacement Warrants to purchase an aggregate of 20,620 shares of Common Stock exercisable at a price of $3.00 per share. In connection with the December 31, 2005 sale, the Placement Agent, Indigo Securities LLC, received a cash commission of $8,777.39 and five-year warrants to purchase 2,926 shares of Common Stock on the same terms as the Replacement Warrants except the Placement Agent warrants permit a cashless exercise.

As a result of the two closings, Registrant sold in the private placement an aggregate of 735,674 shares of Common Stock upon the exercise of 735,674 Existing Warrants for aggregate gross proceeds of $1,172,912 and issued Replacement Warrants to purchase an aggregate of 220,702 shares of Common Stock; and the Placement Agent received cash commissions aggregating $76,418.37 and Placement Agent warrants to purchase an aggregate of 25,473 shares of Common Stock. The proceeds will be used for general corporation purposes.

The shares of Common Stock issued upon exercise of the Existing Warrants have been registered under the Securities Act of 1933, as amended (the "ACT") for offering by persons acquiring the shares upon exercise.

The issuance of the Replacement Warrants is exempt from the registration provisions of the Act pursuant to Section 4(2) and Regulation D thereunder. Registrant has agreed pursuant to a Registration Rights Agreement to register under the Act on behalf of holders of the Replacement Warrants shares of Common Stock acquired upon exercise for reoffering.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      a)  Not applicable.

      b)  Not applicable.

      c)  Exhibits

          4.1 Form of Replacement Warrant to purchase shares of Common Stock (incorporated by reference as Exhibit 4.1 to the Current Report on Form 8K dated December 14, 2005 and filed with the Commission on December 20, 2005)

          4.2 Form of Placement Agent Warrant to purchase shares of Common Stock (incorporated by reference as Exhibit 4.2 to the Current Report on Form

                8K dated December 14, 2005 and filed with the Commission on December 20, 2005)

          10.1 Form of Warrant Exercise Agreement between the Registrant and holders of Existing Warrants (incorporated by reference as Exhibit 10.1 to the Current Report on Form 8K dated December 14, 2005 and filed with the Commission on December 20, 2005)

          10.2 Form of Registration Rights Agreement. (incorporated by reference as Exhibit 10.2 to the Current Report on Form 8K dated December 14, 2005 and filed with the Commission on December 20,
                2005)

          10.3 Placement Agent Agreement between Indigo Securities and the Registrant (incorporated by reference as Exhibit 10.3 to the Current Report on Form 8K dated December 14, 2005 and filed with the Commission on December 20, 2005)

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          Dated: January 5, 2006


                                             ELITE PHARMACEUTICALS, INC.


                                             By:  /s/ Bernard Berk
                                                 -------------------------------
                                                  Name:  Bernard Berk
                                                  Title: Chief Executive Officer